Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Good Times Restaurants Inc. (the “Company”) for the period ended June 29, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ryan M. Zink as Chief Executive Officer and I, Margaret E. Regalia, Principal Financial Officer, hereby certify, pursuant to and solely for the purpose of 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1.)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2.)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Ryan M. Zink

Chief Executive Officer

(Principal Executive Officer)

August 10, 2021

Margaret E. Regalia

Vice President of Finance and Treasurer

(Principal Financial Officer)

August 10, 2021